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                                                                    Exhibit 23.1



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-102385 and Registration Statement No. 333-100656 of Dick's Sporting Goods, Inc. and subsidiaries, on Forms S-8 of our report dated March 6, 2003, appearing in this Annual Report on Form 10-K of Dick's Sporting Goods, Inc. and subsidiaries for the year ended February 1, 2003.



Pittsburgh, Pennsylvania
April 28, 2003